                         DOMINION INSIGHT GROWTH FUND
                              SEMI-ANNUAL REPORT
                              DECEMBER 31, 1997

Dominion Insight Growth Fund
A SERIES OF DOMINION FUNDS, INC.

--------------------------------------------------------------------------------

To Our Shareholders:

      Enclosed is the semi-annual report for the Fund.

      This year's stock market was the most volatile in terms of daily price movement since 1987. Particularly volatile were the stocks on the OTC market. Early in the year, concerns over the Federal Reserve increasing short-term interest rates caused most stocks to fall. As those fears subsided, stocks did extremely well. Then, of course, problems in Asia caused widespread selling during the fourth quarter as investors grew nervous about possibly slowing earnings from companies doing business in the region. The market overreacted during this time, leaving numerous attractive investment opportunities among aggressive growth stocks. And due to tax related selling, this pressure lasted through December 31.

      There is reasonably high probability that 1998 will be exceptional among growth stocks. One of the main reasons is that valuations are very attractive. Analysts estimate the Russell 2000 index of smaller-capitalization companies are expected to grow earnings by over 31% in 1998. Likewise, estimates for the stocks in the Fund are expected to increase by more than 35% over the next 12 months. Meanwhile, these stocks are trading with price-to-earnings (P/E) ratios below that of their growth rates. This is a very attractive combination, especially when compared to that of the S&P 500. The S&P 500 is selling at a P/E ratio of nearly 20 times next year's earnings, while earnings are expected to grow at less than half that rate.

      Dollar cost averaging has proved its value this past eighteen months. Thank you for your confidence in the Fund.

                         /s/ Douglas W. Powell         /s/ C. Dewey Elliott, III
                         -----------------------       -------------------------
December 31, 1997        Douglas W. Powell             C. Dewey Elliott, III
                         Chairman of the Board         President
                         CEO

                          DOMINION INSIGHT GROWTH FUND
                           INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1997

Common Stocks - 96.72%
----------------------

                                           Shares            Value
                                           ------            -----
Banks-2.54%
      Bank of Commerce                     23,500           $528,050

Comml Services-Misc.--8.78%
      Labor Ready Inc.*                    28,300            544,775
      SOS Staffing Svcs Inc.*              24,400            460,550
      Staffmark Inc.*                      25,800            815,925

Comml Services Printing--2.94%
      Consolidated Graphics*               13,100            610,788

Comml Services Security/Safety--2.79%
      Transcrypt Intl. Inc.*               23,300            579,588

Computer-Memory Device--2.18%
      MTI Tech Corp.*                      34,200            453,150

Computer-Mini/Micro--10.9%
      Compaq Computer*                     11,800            665,963
      Dell Computer*                       19,000          1,596,000

Computer-Service--6.46%
      Mindspring Enterprises*              18,000            605,250
      System & Comp. *                     14,800            734,450

Computer-Software--7.59%
      Compuware Corp.*                     27,000            864,000
      Legato Systems Inc.*                 16,200            712,800

Cosmetics/Personal Care--2.23%
      Rexall Sundown Inc.*                 15,300            461,869

Elec-Semiconductor Equipment--5.76%
      Applied Materials*                   19,000            572,375
      Orbotech Ltd.*                       19,500            621,563

Elec-Semiconductor Mfg.--2.49%
      Semtech Corp.*                       13,200            516,450

Financial Services Misc.--2.17%
      Healthcare Fincl Partners*           12,700            450,850

Food-Dairy Product--2.53%
      Suiza Foods Corp.*                    8,800            524,150

Leisure-Service--2.08%
      Steiner Leisure Ltd.*                14,000            432,250

                            DOMINION INSIGHT GROWTH FUND
                             INVESTMENTS IN SECURITIES
                                 DECEMBER 31, 1997
Common Stocks - (continued)
---------------------------

                                                     Shares             Value
                                                     ------             -----
Leisure Toys/Games/Hobbies--5.03%
      Radica Games Ltd.*                             34,500            534,750
      THQ Inc.*                                      22,100            508,300

Medical-Instrument--2.35%
      Arterial Vascular Engr.*                        7,500            487,500

Medical-Product--6.67%
      Guidant Corp.*                                  6,500            404,625
      Osteotech Inc.*                                19,500            531,375
      Safeskin Corp.*                                 7,900            448,325

Office Supplies Mfg.--3.03%
      Mail-Well Inc.*                                15,500            627,750

Oil & Gas-Field Service--1.91%
      BJ Services Co.*                                5,500            395,656

Pollution Control-Services--2.36%
      Allied Waste Industries*                       21,000            489,563

Real Estate Operation--2.02%
      Fairfield Communities*                          9,500            419,188

Retail-Home Furnishing--2.1%
      Linens N Things Inc.*                          10,000            436,250

Retail-Supermarket--2.09%
      Wild Oats Markets*                             12,000            432,750

Retail/Wholesale Computer--3.41%
      CompUSA Inc.*                                  22,800            706,800

Telecommunications-Equipment--4.32%
      Alpine Group*                                  23,500            440,625
      Tekelec*                                       15,000            457,500
                                                                       -------
Total Investments in Securities--96.72%                            $20,071,750
                                                                   -----------
                                                                   -----------
Cost--$17,218,855

Note: *Presently not paying dividend income.

      Percentage of investments as shown is the ratio of the total market value to total net assets.

                         DOMINION INSIGHT GROWTH FUND
                     STATEMENT OF ASSETS AND LIABILITIES
                              DECEMBER 31, 1997
                                 (UNAUDITED)

ASSETS

      Investments in securities, at value                          $ 20,071,750
       (identified cost of $17,218,855)
      Cash                                                              168,078
      Receivables
          Capital shares sold                                            17,147
          Dividends                                                       3,413
          Interest                                                        1,782
          Portfolio transactions                                        529,206
                                                                   ------------

                    TOTAL ASSETS                                     20,791,376
                                                                   ------------

LIABILITIES

      Payables
          Administrative fee                                             21,961
          Investment advisory fee                                        17,745
                                                                   ------------

                    TOTAL LIABILITIES                                    39,706
                                                                   ------------

NET ASSETS                                                         $ 20,751,670
                                                                   ------------
                                                                   ------------

      Shares Outstanding                                              1,325,590

      Net asset value and offering price per share
          Net asset value per share                                       15.66
          Offering price per share                                        16.22


The accompanying notes are an integral part of these financial statements.

                         DOMINION INSIGHT GROWTH FUND
                           STATEMENT OF OPERATIONS
                  FOR THE SIX MONTHS ENDED DECEMBER 31, 1997
                                 (UNAUDITED)

INVESTMENT INCOME
      INCOME
          Dividends                                                 $     4,222
          Interest                                                       12,116
                                                                    -----------

                Total Investment Income                                  16,388
                                                                    -----------

      EXPENSES
          Investment advisory fee                                       124,762
          Administrative fee                                            155,952
          Amortization                                                        6
                                                                    -----------

                Total Expenses                                          280,720
                                                                    -----------

      Net Investment Loss                                              (264,382)
                                                                    -----------


REALIZED GAIN AND UNREALIZED LOSS ON INVESTMENTS

      Net realized gain on investments in securities                  3,534,772
      Net change in unrealized appreciation of
       investments in securities                                     (2,319,532)
                                                                    -----------


      Net gain on investments                                         1,215,240
                                                                    -----------

      NET INCREASE IN NET ASSETS FROM
          OPERATIONS                                                $   950,858
                                                                    -----------
                                                                    -----------

The accompanying notes are an integral part of these financial statements.

                          DOMINION INSIGHT GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1997
                                  (UNAUDITED)

CHANGE IN NET ASSETS FROM OPERATIONS
      Net investment loss                                          $   (264,382)
      Net realized gain on investments                                3,534,722
      Change in unrealized appreciation                              (2,319,532)
                                                                   ------------

          Net increase in net assets from operations                    950,858

CAPITAL SHARE TRANSACTIONS                                           (2,408,069)

SHAREHOLDER DISTRIBUTIONS                                              (735,148)
                                                                   ------------

          Total Decrease                                             (2,192,359)


NET ASSETS

      Beginning of period                                            22,944,029
                                                                   ------------

      END OF PERIOD                                                 $20,751,670
                                                                   ------------
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

                         DOMINION INSIGHT GROWTH FUND
                             FINANCIAL HIGHLIGHTS
                                 (UNAUDITED)

                                                     Six Months Ended   Year Ended
                                                         12/31/97        6/30/97
                                                       (unaudited)
                                                          (1)(2)           (2)
Per share income and capital changes
for a share outstanding during the period:

          Net asset value, beginning of period          $  15.79       $  19.04
                                                        --------       --------
Income from investment operations:

          Net investment loss                              (0.20)         (0.33)

          Net realized and unrealized gain
           (loss) on investments                            0.64          (1.16)
                                                        --------       --------
          Total income (loss) from
           investment operations                            0.44          (1.49)
                                                        --------       --------
Less distributions:

          Distributions from net realized gains            (0.57)         (1.76)
                                                        --------       --------
          Net asset value, end of period                $  15.66       $  15.79
                                                        --------       --------
Total return (3) (4)                                        5.12%         (8.21%)
                                                        --------       --------
                                                        --------       --------
Ratios to average net assets/supplemental data:

          Net assets, end of period (in thousands)      $ 20,752       $ 22,944

          Ratio of expenses to average net assets           2.25%          2.30%

          Ratio of net investment loss to average
           net assets                                       1.06%          2.04%

          Portfolio turnover rate                            135%        261.05%

          Average brokerage commissions (5)             $   0.10       $   0.10

(1) Other than total return, financial highlights have not been annualized.
(2) Per share information has been calculated using the average number of shares outstanding.
(3) Total return does not reflect the deduction of the sales load and, if reflected, the load would reduce the performance quoted. The performance data presented represents past performance, and the return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(4) Total return is annualized, and net of capital gains distribution, if any.
(5) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the Fund's Statement of Operations. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period by the total number of related shares purchased and sold.

The accompanying notes are an integral part of these financial statements.

                        DOMINION INSIGHT GROWTH FUND
                       Notes to Financial Statements


Note 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Organization and Nature of Operations

         Dominion Insight Growth Fund (the "Fund") is a separate series of shares of common stock of Dominion Funds, Inc. (the "Company"). The Company was incorporated in the State of Texas on June 5, 1992.
         The Company is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The effective date of the Fund's Registration Statement under the Securities Act of 1933 was October 27, 1992. The primary investment objective of the Fund is capital appreciation. The Company may designate one or more series of common stock. The only series currently designated is the Fund. Each share represents an equal proportionate interest in the assets of the Fund with each other share in such series and no interest in any other series.

         Use of Estimates in the Preparation of Financial Statements

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Security Valuation

         Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors.

         Security Transactions and Related Investment Income

         The Company follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized security gains and losses are reported on an identified cost basis.

                       DOMINION INSIGHT GROWTH FUND
                      Notes to Financial Statements


Note 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

         Cash

         Cash is held in a credit interest account at May Financial Corporation, a member of the Chicago Stock Exchange, Inc., bearing interest at a variable rate. At December 31, 1997, the interest rate was 4.75%.

         Income Taxes

         The Fund intends to qualify, under the Internal Revenue Code, as a regulated investment company and if so qualified, will not have to pay federal income taxes to the extent its taxable net income is distributed. On a calendar year basis, the Fund is subject to a 4% federal excise tax to the extent it does not distribute substantially all of its net investment income and realized gains, if any.

         Net investment income, net realized gains and the cost of investments in securities may differ for financial statement and tax purposes because of book-to-tax differences. The character of distributions from net investment income or net realized gains may therefore differ form their ultimate characterization for federal income tax purposes. At December 31, 1997, there were no material differences. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         Income and Capital Gains Distributions

         It is the policy of the Fund to generally pay annual distributions from net investment income and make distributions of any realized capital gains as required by law. These dividends are recorded on the ex-dividend date, and are reinvested in additional shares of the Fund at net asset value or are payable in cash without any charge to the shareholder.

                                DOMINION INSIGHT GROWTH FUND
                               Notes to Financial Statements


Note 2 - CAPITAL SHARE TRANSACTIONS

         There were 1,000,000,000 shares of $.001 par value capital stock authorized of which 200,000,000 shares are classified as the Fund's series and the balance is unclassified

         Transactions in capital stock for the six months ended December 31, 1997 were as follows:

                                         Shares        Amount
                                         ------        ------
     Shares sold                         62,260     $ 1,128,007
     Shares issued in reinvestment
      of dividends                       41,935         699,897
                                       --------     -----------
                                        104,195       1,827,904

     Shares redeemed                    231,784       4,235,973
                                       --------     -----------
     Net decrease                      (127,589)    $(2,408,069)
                                       --------     -----------
                                       --------     -----------

Note 3 - DISTRIBUTION TO SHAREHOLDERS

         On November 29, 1997, a distribution of $.57 aggregating $735,148 was declared from net realized gains from investment transactions. The dividend was paid on December 2, 1997, to all shareholders of record on November 29, 1997.

Note 4 - INVESTMENT TRANSACTIONS

         Purchases of investment securities and sales of investment securities (excluding short-term securities) for the six months ended December 31, 1997 were $28,789,097 and $31,972,499, respectively, for common stocks. The cost of securities for federal income taxes is the same as that shown in the schedule of investments. Net gain on investments for the six months ended December 31, 1997, was $1,215,240. All security transactions were in long transactions. As of December 31, 1997, the aggregate gross unrealized appreciation and depreciation of securities was as follows:

         Unrealized appreciation                   $ 3,629,633
         Unrealized depreciation                      (776,738)
                                                   -----------

             Net unrealized appreciation           $ 2,852,895
                                                   -----------
                                                   -----------

                     DOMINION INSIGHT GROWTH FUND
                    Notes to Financial Statements


Note 5 - INVESTMENT ADVISORY FEES AND OTHER AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

         The Fund has an Investment Advisory Agreement (the "Advisory Agreement") with Insight Capital Management, Inc. (the "Advisor") to act as its investment advisor. The Advisor also serves as investment advisor to certain private accounts. The Advisor provides the Fund with investment advice and recommendations for the Fund consistent with its investment objective, policies and restrictions, and supervises the purchase and sale of security transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. For such services, the Advisor receives an annual fee of 1.0% of the Fund's average daily net assets, computed daily and paid on a monthly basis.

         The Fund has an Administration Agreement with Dominion Institutional Services Corporation (the "Administrator"). Pursuant to the Administration Agreement, and subject to the authority of the Board of Directors of the Company, the Administrator is responsible for the administration of the Fund and overall management of the Fund's business affairs. The Administrator provides all services required to carry on the Fund's general administrative and corporate affairs. These services include furnishing all executive and managerial personnel, office space and equipment, and providing federal and state regulatory compliance. For its services, the Administrator receives an annual fee of 1.25% of the Fund's average daily net assets, computed daily and paid on a monthly basis.

         The Fund has entered into a Distribution Agreement with Dominion Capital Corporation (the "Distributor") pursuant to which the Distributor performs services and bears the expenses relating to the offering of Fund shares for sale to the public. As compensation for the services provided and expenses borne by the Distributor, the Fund pays the Distributor the sales charges. Sales charges received by the Distributor for Fund shares sold for the six months ended December 31, 1997 were approximately $20,000.

         During the six months ended December 31, 1997, all orders for the Fund's portfolio securities transactions were placed through the Distributor, and it is expected that the Advisor will continue to place such orders with the Distributor. Commissions received by the Distributor for executing portfolio transactions for the six months ended December 31, 1997 were approximately $193,000.

         Certain directors and officers of the Company are also directors, officers, and/or employees of the Administrator and the Distributor.

                       DOMINION INSIGHT GROWTH FUND
                            SEMI-ANNUAL REPORT
                            DECEMBER 31, 1997

                                 Officers
                                 --------
                            Douglas W. Powell
                   Chairman and Chief Executive Officer
                          C. Dewey Elliott, III
                                President

                                Directors
                                ---------
                            Douglas W. Powell
                          C. Dewey Elliott, III
                           Robert H. Spiro, Jr.
                           Peter R. Goldschmidt
                           Allen B. Clark, Jr.

                            Investment Advisor
                            ------------------
                     Insight Capital Management, Inc.
                  1656 North California Blvd., Suite 300
                          Walnut Creek, CA 94696

                              Administrator
                              -------------
               Dominion Institutional Services Corporation
                        5000 Quorum Dr., Suite 620
                             Dallas, TX 75240

                               Distributor
                               -----------
                       Dominion Capital Corporation
                        5000 Quorum Dr., Suite 620
                             Dallas, TX 75240

                                Custodian
                                ---------
                        May Financial Corporation
                       8333 Douglas Ave., Suite 400
                             Dallas, TX 75225

                              Transfer Agent
                              --------------
                           Fund Services, Inc.
                      1500 Forest Avenue, Suite 111
                            Richmond, VA 23229

                           Independent Auditors
                           --------------------
                           Kinder & Wyman, P.C.
                       Certified Public Accountants
                      511 E. John Carpenter Freeway
                                Suite 200
                             Irving, TX 75062

                              Legal Counsel
                              -------------
                        Frederick C. Summers, III
                        A Professional Corporation
                             Attorney at Law
                           1400 St. Paul Place
                          750 N. St. Paul Street
                             Dallas, TX 75201